UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 27, 2025

(Exact name of registrant as specified in its charter)

Customers Bancorp, Inc.

Pennsylvania	001-35542	27-2290659
(State or other jurisdiction of incorporation)	(Commission File number)	(IRS Employer Identification No.)
701 Reading Avenue
West Reading PA 19611
(Address of principal executive offices, including zip code)
(610) 933-2000
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Voting Common Stock, par value $1.00 per share	CUBI	New York Stock Exchange
Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series E, par value $1.00 per share	CUBI/PE	New York Stock Exchange
Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series F, par value $1.00 per share	CUBI/PF	New York Stock Exchange
5.375% Subordinated Notes due 2034	CUBB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 27, 2025, Daniel K. Rothermel, who was reelected for a one-year term as a member of the board of directors of Customers Bancorp, Inc. (the “Company”) at the Company’s Annual Meeting of Shareholders held on May 27, 2025, and who is also a member of the board of directors of Customers Bank, the Company’s wholly-owned subsidiary, informed the Company that he intends to retire from the board of directors and will not stand for reelection at the Company’s 2026 Annual Meeting of Shareholders. His retirement will become effective immediately following the 2026 Annual Meeting of Shareholders. Mr. Rothermel has served as a director of the Company since 2009, and currently is the Company’s Lead Independent Director, chair of the Company’s Nominating and Corporate Governance Committee and Customers Bank’s Directors Risk Committee, and is a member of the Company’s Executive Committee, Audit Committee, Regulatory Affairs Committee and Leadership Development and Compensation Committee. Mr. Rothermel’s determination to retire and not stand for reelection is not related to any disagreement on any matter relating to the Company’s or Customers Bank’s operations, policies or practices.

Item 5.07    Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Shareholders on May 27, 2025 for the purpose of considering and acting upon the below proposals. A total of 31,479,132 shares were outstanding and entitled to vote at the Annual Meeting. The number of votes cast for, against, or withheld as to each such matter or nominee, as well as the number of abstentions as to each such matter or nominee, are set forth below.

1.To elect the following three directors of the Company.

	FOR	WITHHELD	BROKER NON-VOTES
Andrea R. Allon	24,633,767	26,527	2,143,979
Bernard B. Banks	25,630,562	18,815	2,143,979
Daniel K. Rothermel	22,453,326	18,804	2,143,979

The following additional directors continued in office after the Annual Meeting: Robert J. Buford, Robert N. Mackay, Jay S. Sidhu, T. Lawrence Way and Steven J. Zuckerman.

2.    To ratify the appointment of Deloitte & Touche LLP as independent registered public accounting firm of the Company for the fiscal year ending December 31, 2025.

FOR	AGAINST	ABSTAIN
27,788,099	82,619	8,071

There were no broker non-votes on the proposal.

3.    To approve, on an advisory basis, our named executive officer compensation.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
24,487,836	1,179,906	67,068	2,143,979

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CUSTOMERS BANCORP, INC.

By: /s/ Andrew B. Sachs
Name: Andrew B. Sachs
Title: Executive Vice President - General Counsel and Corporate Secretary

Date: May 28, 2025